Exhibit 99.1

For Immediate Release

For information contact:

Liz Kohlmyer

Director of Communications

(407) 540-2221

NYSE: TSY

TRUSTREET PROPERTIES, INC. AGREES TO BE ACQUIRED BY GE CAPITAL

SOLUTIONS, FRANCHISE FINANCE

Orlando, Fla. (October 30, 2006) – Trustreet Properties, Inc. (NYSE:TSY), a leading restaurant real estate investment trust (REIT), announced today that it has entered into a definitive agreement to be acquired by GE Capital Solutions, Franchise Finance (“GE Capital Solutions”), a leading lender for the franchise finance market in the United States and Canada. The transaction is valued at approximately $3 billion, including the payment of $17.05 per outstanding share of Trustreet’s common stock, in the form of cash, and the assumption or refinancing of Trustreet’s outstanding debt. GE Capital Solutions will add Trustreet’s preeminent restaurant 1031 trading platform to its own Franchise Finance business, and will also establish an East Coast office at Trustreet’s headquarters in Orlando, Fla., where all sale-leaseback financing and related asset management will be handled for GE Capital Solutions’ Franchise Finance business.

The transaction is expected to close during the first quarter of 2007 and is subject to the approval of Trustreet’s common shareholders and other customary closing conditions.

“This transaction provides the opportunity to combine Trustreet’s and GE Capital Solutions’ complimentary industry best practices to dramatically expand the depth and breadth of financial services that can now be provided to our restaurant customers,” said Curtis McWilliams, President and CEO of Trustreet Properties, Inc. “Trustreet’s leading sale-leaseback capabilities, combined with GE Capital Solutions’ mortgage products, creates an expanded suite of products for restaurant operators that reinforce both companies’ reputations as trusted business partners for the industry.”

Trustreet Properties is a leading provider of triple-net lease financing to operators of national and regional restaurant chains and the largest publicly traded self-advised restaurant REIT in the United States. The company’s core net-lease portfolio has more than 2,000 properties including full service, family and quick service restaurants diversified among more than 175 concepts and operated by more than 500 tenants in 49 states. This diversified portfolio includes some of the nation’s most renowned restaurant brands such as: Applebee’s, Arby’s, Bennigan’s, Burger King, Golden Corral, IHOP, Jack in the Box, KFC, Pizza, Hut, TGI Friday’s and Wendy’s.

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“Bringing these two very strong organizations together will dramatically expand our breadth of offerings to customers and prospects across the country,” said Diane Cooper, president and CEO, GE Capital Solutions Franchise Finance. “It’s a terrific development on many levels.”

“The agreement allows us to provide the same level of partnership and service that our restaurant clients have come to expect from Trustreet,” said Michael Shepardson, Trustreet Properties’ Executive Vice President. “With an east coast office continuing to provide our unmatched platform of services such as: sale-leaseback financing, 1031 investment property sales, development and asset management, together with GE Capital Solutions’ superior debt and other finance products, we will deliver the highest level of performance and expertise and scale and efficiency that would not otherwise be possible,” added Mr. Shepardson.

The Transaction

GE Capital Solutions will acquire all of the outstanding common stock of Trustreet for $17.05 in cash. Trustreet is permitted to pay its quarterly dividend for the quarter ending December 31, 2006, but is not permitted to pay any additional dividends on its common stock thereafter unless necessary for Trustreet to maintain its status as a REIT. Dividends paid after December 31, 2006 may have the effect of reducing the merger consideration payable to the holders of Trustreet common stock.

The Board of Directors of Trustreet has unanimously approved the transaction and will recommend to Trustreet’s common stockholders to approve the transaction by Trustreet’s common stockholders. Completion of the transaction, which is currently expected to occur in the first quarter of 2007, is subject to the approval of Trustreet’s common stockholders and other customary closing conditions. The transaction is not subject to any financing contingency.

In the transaction, holders of Trustreet’s “$1.93” Series A Convertible Redeemable Preferred Stock will receive $25.00 per share in cash, plus any accrued but unpaid dividends through the closing date. In addition, GE Capital Solutions has agreed that, as promptly as practicable after the merger, it will liquidate the surviving corporation into a subsidiary of GE Capital Solutions. In the liquidation, each holder of a share of Trustreet’s 7.5% Series C Convertible Redeemable Preferred Stock will receive $25.00 per share in cash, plus any then accrued but unpaid dividends.

Trustreet’s financial advisor was Banc of America Securities LLC and legal advisor was Pillsbury, Winthrop, Shaw, Pittman LLP. GE Capital Solutions was advised by Wachovia Securities and Hogan Hartson, LLP served as legal advisor.

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About Trustreet Properties, Inc.

Trustreet Properties, Inc. is the largest self-advised restaurant real estate investment trust (REIT) in the United States. Trustreet, which trades on the NYSE under the ticker symbol TSY, provides a complete range of financial, real estate and advisory services to operators of national and regional restaurant chains. For more information, visit www.trustreet.com.

About GE Capital Solutions, Franchise Finance

GE Capital Solutions, Franchise Finance is a leading lender for the franchise finance market via direct sales and portfolio acquisition in the United State and Canada. With more than $11 billion in served assets, GE Capital Solutions Franchise Finance serves more than 6,000 customers and more than 20,000 property locations, primarily in the restaurant, hospitality, branded beverage, storage and automotive industries. GE Capital Solutions Franchise Finance offers customers access to capital with a menu of products featuring flexible structuring, including financing for acquisitions, refinancing, construction of new units, and remodels for single- and multi-unit operators/chains. More information is available at www.gefranchisefinance.com or by calling toll-free 866-GET-GEFF (438-4333).

Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results. The factors that could cause actual results to differ materially from current expectations include risks detailed from time to time in filings with the Securities and Exchange Commission. The forward-looking statements contained herein represent the Company’s judgment as of the date of this release, and the Company cautions readers not to place undue reliance on such statements.

Additional Information about the Merger and Where to Find It

This communication is being made in connection with the proposed merger of Trustreet with a subsidiary of GE Capital Corporation. Trustreet will file a proxy statement relating to the proposed merger with the Securities and Exchange Commission. HOLDERS OF COMMON STOCK OF TRUSTREET ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY

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WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED ITEMS. The final proxy statement will be mailed to Trustreet common stockholders when it becomes available. The proxy statement and other relevant materials (when they become available) and any other documents filed by Trustreet with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Trustreet and its officers and directors and other employees may be deemed to be participants in the solicitation of proxies from the common stockholders of Trustreet in connection with the merger. Information about the executive officers and directors of Trustreet and the number of shares of Trustreet common stock beneficially owned by such persons is set forth in the proxy statement for Trustreet’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2006, and will be set forth in the proxy statement relating to the proposed merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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